                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: May 15, 2001


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
        ----------------------------------------------------------------
                  (Originator of the Trust referred to herein)


                     CHASE MANHATTAN AUTO OWNER TRUST 1998-B
        ----------------------------------------------------------------
                                    (Issuer)
           (Exact name of the registrant as specified in its charter)


       United States                   333-36939                 22-2382028
----------------------------    ------------------------     ------------------
(State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation)                                            Identification No.)

       200 White clay Center Drive, Newark, DE                    19711-5466
     ------------------------------------------                  -------------
      (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: (302) 575-5000

Item 5.  Other Events:

        Chase Manhattan Auto Owner Trust 1998-B is the issuer of four outstanding classes of Asset Backed Notes and a single class of Asset Backed Certificates. The notes and certificates are serviced in accordance with the Sale and Servicing Agreement, dated as of April 1, 1998, as amended. The parties to the Sale and Servicing Agreement are: Chase Manhattan Bank USA, National Association ("Chase USA"), as seller and as servicer, and Chase Manhattan Owner Trust, as issuer.

        On May 15, 2001, Chase USA, as servicer, distributed monthly interest to the holders of the notes and certificates. Chase USA furnished a copy of the monthly statement to certificateholders for each of the series as required by the Sale and Servicing Agreement. A copy of the monthly statement to certificateholders is being filed as Exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c).  Exhibits

               Exhibits        Description
               --------        -----------
               20.1            Monthly Statement to Certificateholders with
                               respect to the May 15, 2001 distribution.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: May 25, 2001

                               By: CHASE MANHATTAN BANK USA,
                                   NATIONAL ASSOCIATION
                                   as Servicer



                                   By:  /s/ Patricia Garvey
                                       -------------------------------
                                       Name:   Patricia Garvey
                                       Title:  Vice President

                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.            Description
-----------            -----------------
20.1                   Statement to Certificateholders dated May 15, 2001
                       delivered pursuant to Section 5.8 of the Sale and Servicing Agreement dated as of April 1, 1998.

Chase Manhattan Auto Owner Trust 1998-B
                                                Statement to Certificateholders
                                                May 15 2001



        DISTRIBUTION IN DOLLARS
               ORIGINAL           PRIOR                                                                               CURRENT
               FACE               PRINCIPAL                                                      REALIZED  DEFERRED   PRINCIPAL
   CLASS       VALUE              BALANCE          PRINCIPAL        INTEREST        TOTAL        LOSES     INTEREST   BALANCE

   A1         250,000,000.00             0.00            0.00           0.00            0.00     0.00      0.00                0.00
   A2         200,000,000.00             0.00            0.00           0.00            0.00     0.00      0.00                0.00
   A3         321,000,000.00             0.00            0.00           0.00            0.00     0.00      0.00                0.00
   A4         282,800,000.00   185,615,575.40   14,836,100.00     897,141.95   15,733,241.95     0.00      0.00      170,779,475.40
   B1          32,604,142.65    32,604,142.65            0.00     164,379.22      164,379.22     0.00      0.00       32,604,142.65
   TOTALS   1,086,404,142.65   218,219,718.05   14,836,100.00   1,061,521.17   15,897,621.17     0.00      0.00      203,383,618.05




    FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                                             PASS-THROUGH RATES
                 PRIOR                                                                    CURRENT                      CURRENT
                 PRINCIPAL                                                                PRINCIPAL                    PASS THRU
  CLASS          FACTOR                 PRINCIPAL          INTEREST         TOTAL         FACTOR              CLASS    RATE

  A1                 0.00000000          0.00000000        0.00000000        0.00000000       0.00000000      A1        5.578000 %
  A2                 0.00000000          0.00000000        0.00000000        0.00000000       0.00000000      A2        5.729000 %
  A3                 0.00000000          0.00000000        0.00000000        0.00000000       0.00000000      A3        5.750000 %
  A4               656.34927652         52.46145686        3.17235484       55.63381170     603.88781966      A4        5.800000 %
  B1             1,000.00000000          0.00000000        5.04166669        5.04166669   1,000.00000000      B1        6.050000 %
  TOTALS           200.86421754         13.65615190        0.97709603       14.63324793     187.20806564


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
Maria Inoa
The Chase Manhattan Bank - Structured Finance Services
450 W. 33rd Street, 14th Floor,
New York, New York 10001
Tel: (212) 946-3676
Fax: (212) 946-8552
Email: maria.inoa@chase.com


                              (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Owner Trust 1998-B



                                                 Statement to Certificateholders
                                                 May 15 2001

                                                 Due Period                                                          37
                                                 Due Period Beginning Date                                     04/01/01
                                                 Due Period End Date                                           04/30/01
                                                 Determination Date                                            05/10/01




Section 5.8(iii)                 Servicing Fee                                                               181,849.77
Section 5.8(iii)                 Servicing Fee per $1000                                                     0.16738685

Section 5.8(iv)                  Administration Fee                                                            1,000.00
Section 5.8(iv)                  Administration Fee per $1000                                                0.00092047

Section 5.8(vi)                  Pool Balance at the end of the Collection Period                        203,383,618.05

Section 5.8(vii)                 Repurchase Amounts for Repurchased Receivable
                                 By Seller                                                                         0.00
                                 By Servicer                                                                  65,375.32
                                 TOTAL                                                                        65,375.32

Section 5.8(viii)                Realized Net Losses for Collection Period                                   121,956.74

Section 5.8(ix)                  Reserve Account Balance after Disbursement                                8,148,031.07

Section 5.8(x)                   Specified Reserve Account Balance                                         8,148,031.07

Section 5.8(xi)                  Total Distribution Amount                                                16,414,678.77
                                 Servicing Fee                                                               181,849.77
                                 Administration Fee                                                            1,000.00
                                 Noteholders Distribution Amount                                          15,733,241.95

                                 Certficateholders Distribution Amount                                       164,379.22
                                 Deposit to Reserve Account                                                  334,207.83


                              (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION